John Hancock Investors Trust (the “Fund”)

Supplement dated December 17, 2015

To the current Prospectus Supplement and Prospectus, as may be supplemented

Effective December 2, 2015, the Fund has entered into a new liquidity facility with State Street Bank and Trust Company (SSB). The new liquidity facility agreement with SSB includes a line of credit, and will utilize securities lending and reverse repurchase agreements. Pursuant to the agreement, the Fund may obtain investment leverage by borrowing or otherwise accessing up to $86.9 million and, under normal circumstances, interest charged is at the rate of one month LIBOR plus 0.60% and is payable monthly.

In order to facilitate obtaining investment leverage through securities lending, the Fund is amending its investment policy regarding securities lending to clarify that cash collateral received in connection with securities lending transactions may be invested in any investment that is consistent with the Fund’s investment objective, policies and limitations as follows:

Securities Loans. The Fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the Fund’s investment adviser or an affiliate thereof), or other investments consistent with the Fund’s investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the Fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund’s investment. The Fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. The use of securities lending collateral to obtain leverage in the Fund’s investment portfolio may subject the Fund to greater risk of loss than the use of traditional securities lending to earn incremental income via investing collateral solely in short-term U.S. government securities or cash equivalents.

This Supplement amends the Fund’s registration statement in all relevant places. You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.